SUPPLEMENT DATED OCTOBER 28, 2005 TO THE STATEMENT

OF ADDITIONAL INFORMATION DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please delete the section entitled "Disclosure of Portfolio Information" in its entirety and replace it with the following:

DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.	Introduction

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson National Life Insurance Company, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain “Qualified Retirement Plans.”

II.	Statement of Policy

JNAM, the Distributor, and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds.

As a general matter, it is JNAM’s policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.            Policy Requirements. In order to implement this policy, the procedures generally provide that:

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(i)                  Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)                 Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)                Portfolio holdings information for certain of the Funds (including, but not limited to, the fund of funds and index funds) that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)                Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.            Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.	Other Disclosures

A.            Monthly Overviews. The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jnl.com or www.jnlny.com at approximately the same time as printed performance updates are first released. For the Mellon and Standard & Poor’s sub-advised Funds, the Distributor may periodically disclose portfolio holdings thirty (30) days after the relevant reporting period, and such disclosures shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than thirty (30) days after the end of the relevant calendar quarter.

B.            Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

(i)                  On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)	At such time as those service providers may request; and/or

(iii)                As necessary for JNAM and the Funds to obtain materials and information from the service providers.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

C.            Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to the Adviser’s consultants, service providers, and the Funds’ Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds’ President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

D.            Regulatory Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

IV.	Reporting, Recordkeeping, and Exceptions

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board. The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

This Supplement is dated October 28, 2005.

(To be used with V3180 Rev. 05/05)

V5970 10/05

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